Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Mark C. Layton Chief Executive Officer or Thomas J. Madden Chief Financial Officer (972) 881-2900	Todd Fromer / Garth Russell Investor Relations KCSA Strategic Communications (212) 896-1215 / (212) 896-1250 tfromer@kcsa.com / grussell@kcsa.com

PFSweb Reports 50% Service Fee Revenue Growth in First Quarter of 2012 Compared to Prior Year

Adjusted EBITDA increases more than 475% compared to prior year

Allen, Texas, May 14, 2012 — PFSweb, Inc. (Nasdaq: PFSW), an international provider of end-to-end web commerce solutions, today announced its financial results for the first quarter ended March 31, 2012.

“New business agreements and expanding existing client engagements continue to drive our strong Service Fee Business growth, resulting in a 50% increase in Service Fee revenue for the first quarter of 2012 compared to the first quarter of 2011,” stated Mark Layton, Chairman and Chief Executive Officer of PFSweb. “This strong Service Fee revenue growth, coupled with an ongoing focus on costs, enabled us to report a significant improvement in our Adjusted EBITDA, which increased more than 475% to $2.6 million for the first quarter of 2012 compared to the same period last year.”

Summary of consolidated results for the first quarter ended March 31, 2012:

•

Service Fee revenue increased 50% to $28.4 million, compared to $18.9 million for the same period in 2011; Service Fee Equivalent revenue (as defined) increased 44% to $31.2 million, compared to $21.7 million for the same period in 2011;

•	Total revenue increased to $74.5 million, compared to $72.4 million for the first quarter of 2011;

•	Adjusted EBITDA (as defined) increased more than 475% to $2.6 million, compared to $0.5 million for the same period in 2011;

•

Net loss was $1.3 million, or $0.10 per basic and diluted share, compared to a net loss of $2.3 million, or $0.19 per basic and diluted share, for the first quarter of 2011. Net loss for the first quarter of 2012 included approximately $0.6 million of relocation related costs and approximately $0.5 million of lease termination costs, which were both reflected in selling, general and administrative expenses;

•

Non-GAAP net income (as defined) was $0.1 million, or $0.01 per basic and diluted share, compared to Non-GAAP net loss of $1.4 million, or $0.11 per basic and diluted share, for the quarter ended March 31, 2011;

•	Total cash, cash equivalents and restricted cash was $18.4 million as of March 31, 2012, compared to $18.5 million as of December 31, 2011.

“Our outlook for fiscal 2012 remains positive and we continue to pursue exciting opportunities within the eCommerce sector. On an overall basis, we are targeting a year-over-year increase in Service Fee Equivalent revenue (as defined) of approximately 20% in 2012. This includes growth from existing and new Service Fee clients, partially offset by the impact from client programs that we expect will conclude or significantly reduce operations during 2012 and reduced product revenue. While we continue to make certain investments to support our growth, we are targeting consolidated Adjusted EBITDA of approximately $8 million to $10 million for fiscal 2012,” Mr. Layton concluded.

Conference Call Information

Management will host a conference call at 11:00 am Eastern Time (10:00 am Central Time) on Monday, May 14, 2012, to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter the pin number 74815599 at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com or www.kcsa.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.

A digital replay of the conference call will be available through June 14, 2012 at (855) 859-2056, pin number 74815599. The replay also will be available at the Company’s website for a limited time.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA and Service Fee Equivalent Revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, income (loss) from discontinued operations, lease termination costs and certain move related expenses.

EBITDA represents earnings (or losses) before income (loss) from discontinued operations, interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, lease termination costs and certain move related expenses.

Service Fee Equivalent Revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and Service Fee Equivalent Revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, income (loss) from discontinued operations, lease termination costs and certain move related expenses and EBITDA and Adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service Fee Equivalent Revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

About PFSweb, Inc.

Iconic brands engage PFSweb to enable their eCommerce initiatives. PFSweb’s End2End eCommerce® solution includes interactive marketing services, robust eCommerce technology, global fulfillment and logistics, high-touch customer care, financial services, and order management. PFSweb’s eCommerce solutions provide international reach and expertise in both direct-to-consumer and business-to-business initiatives, supporting organizations across multiple industries including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, Sorel, Carter’s, Lucky Brand Jeans, kate spade new york, Juicy Couture, AAFES, Riverbed, Ricoh, Hawker Beechcraft Corp, Roots Canada Ltd. and Xerox. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Canada, Belgium, and the Philippines.

To find out more about PFSweb, Inc. (NASDAQ: PFSW), visit the company’s website at http://www.PFSweb.com.

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2011 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual and Quarterly Reports and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

(Financial Tables Below)

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended
	March 31,
	2012	2011
REVENUES:
Product revenue, net	$34,725	$45,283
Service fee revenue	28,378	18,900
Pass-thru revenue	11,409	8,206

Total revenues	74,512	72,389

COSTS OF REVENUES:
Cost of product revenue	31,856	42,466
Cost of service fee revenue	21,259	13,783
Cost of pass-thru revenue	11,409	8,206

Total costs of revenues	64,524	64,455

Gross profit	9,988	7,934
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,900	9,288

Loss from operations	(912)	(1,354)
INTEREST EXPENSE, NET	264	191

Income (loss) before income taxes	(1,176)	(1,545)
INCOME TAX PROVISION	109	135

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,285)	(1,680)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	(603)

NET INCOME (LOSS)	$(1,285)	$(2,283)

NON-GAAP INCOME (LOSS)	$77	$(1,370)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.10)	$(0.19)

Diluted	$(0.10)	$(0.19)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	12,765	12,268

Diluted	12,765	12,268

EBITDA	$1,230	$141

ADJUSTED EBITDA	$2,592	$451

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2011.

PFSweb, Inc. and Subsidiaries

Reconciliation of certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended
	March 31,
	2012	2011
NET INCOME (LOSS)	$(1,285)	$(2,283)
Loss from discontinued operations, net of tax	—	603
Income tax expense	109	135
Interest expense	264	191
Depreciation and amortization	2,142	1,495

EBITDA	$1,230	$141
Stock-based compensation	340	310
Lease terminations costs	450	—
Move related expenses	572	—

ADJUSTED EBITDA	$2,592	$451

	Three Months Ended
	March 31,
	2012	2011
NET INCOME (LOSS)	$(1,285)	$(2,283)
Loss from discontinued operations, net of tax	—	603
Stock-based compensation	340	310
Lease terminations costs	450	—
Move related expenses	572	—

NON-GAAP INCOME (LOSS)	$77	$(1,370)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.10)	$(0.19)

Diluted	$(0.10)	$(0.19)

NON-GAAP INCOME (LOSS) Per Share:
Basic	$0.01	$(0.11)

Diluted	$0.01	$(0.11)

	Three Months Ended
	March 31,
	2012	2011
TOTAL REVENUES	$74,512	$72,389
Pass-thru revenue	(11,409)	(8,206)
Cost of product revenue	(31,856)	(42,466)

SERVICE FEE EQUIVALENT REVENUE	$31,247	$21,717

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Balance Sheets

(In Thousands, Except Share Data)

	March 31,	December 31,
	2012	2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$18,165	$17,695
Restricted cash	212	827
Accounts receivable, net of allowance for doubtful accounts of $686 and $663 at March 31, 2012 and December 31, 2011, respectively	41,989	52,679
Inventories, net of reserves of $1,646 and $1,555 at March 31, 2012 and December 31, 2011, respectively	29,977	30,487
Other receivables	10,187	11,915
Prepaid expenses and other current assets	4,431	4,697

Total current assets	104,961	118,300

PROPERTY AND EQUIPMENT, net	22,680	14,945
OTHER ASSETS	3,043	3,127

Total assets	130,684	136,372

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$15,661	$23,939
Trade accounts payable	43,475	48,544
Deferred rent	956	288
Deferred revenue	7,494	6,766
Accrued expenses	20,757	18,369

Total current liabilities	88,343	97,906
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	4,388	3,583
DEFERRED RENT	5,678	901
OTHER LIABILITIES	4,871	5,908

Total liabilities	103,280	108,298

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 12,782,907 shares issued at March 31, 2012 and December 31, 2011; and 12,764,546 outstanding as of March 31, 2012 and December 31, 2011	13	13
Additional paid-in capital	104,985	104,645
Accumulated deficit	(79,183)	(77,898)
Accumulated other comprehensive income	1,674	1,399
Treasury stock at cost, 18,361 shares	(85)	(85)

Total shareholders’ equity	27,404	28,074

Total liabilities and shareholders’ equity	$130,684	$136,372

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended March 31, 2012

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$34,725	$—	$34,725
Service fee revenue	28,378	—	—	28,378
Service fee revenue - affiliate	1,462	—	(1,462)	—
Pass-thru revenue	11,409	—	—	11,409

Total revenues	41,249	34,725	(1,462)	74,512

COSTS OF REVENUES:
Cost of product revenue	—	31,856	—	31,856
Cost of service fee revenue	22,048	—	(789)	21,259
Cost of pass-thru revenue	11,409	—	—	11,409

Total costs of revenues	33,457	31,856	(789)	64,524

Gross profit	7,792	2,869	(673)	9,988
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,532	2,041	(673)	10,900

Income from operations	(1,740)	828	—	(912)
INTEREST EXPENSE, NET	34	230	—	264

Income before income taxes	(1,774)	598	—	(1,176)
INCOME TAX PROVISION (BENEFIT)	(116)	225	—	109

NET INCOME (LOSS)	$(1,658)	$373	$—	$(1,285)

NON-GAAP NET INCOME	$(296)	$373	$—	$77

EBITDA	$386	$844	$—	$1,230

ADJUSTED EBITDA	$1,748	$844	$—	$2,592

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,658)	$373	$—	(1,285)
Income tax expense (benefit)	(116)	225	—	109
Interest expense , net	34	230	—	264
Depreciation and amortization	2,126	16	—	2,142

EBITDA	$386	$844	$—	$1,230
Stock-based compensation	340	—	—	340
Lease termination costs	450			450
Move related costs	572			572

ADJUSTED EBITDA	$1,748	$844	$—	$2,592

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME follows:

NET INCOME (LOSS)	$(1,658)	$373	$—	$(1,285)
Stock-based compensation	340	—	—	340
Lease termination costs	450	—	—	450
Move related costs	572	—	—	572

NON-GAAP NET INCOME	$(296)	$373	$—	$77

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended March 31, 2011

(In Thousands)

	PFSweb	Business & Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$45,283	$—	$—	$45,283
Service fee revenue	18,900	—	—	—	18,900
Service fee revenue - affiliate	1,664	—	—	(1,664)	—
Pass-thru revenue	8,206	—	—	—	8,206

Total revenues	28,770	45,283	—	(1,664)	72,389

COSTS OF REVENUES:
Cost of product revenue	—	42,466	—	—	42,466
Cost of service fee revenue	14,348	—	—	(565)	13,783
Cost of pass-thru revenue	8,206	—	—	—	8,206

Total costs of revenues	22,554	42,466	—	(565)	64,455

Gross profit	6,216	2,817	—	(1,099)	7,934
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	8,215	2,172	—	(1,099)	9,288

Income (loss) from operations	(1,999)	645	—	—	(1,354)
INTEREST EXPENSE (INCOME), NET	(55)	246	—	—	191

Income (loss) before income taxes	(1,944)	399	—	—	(1,545)
INCOME TAX PROVISION (BENEFIT)	(25)	160	—	—	135

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,919)	239	—	—	(1,680)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(603)		(603)

NET INCOME (LOSS)	$(1,919)	$239	$(603)	$—	$(2,283)

NON-GAAP NET INCOME (LOSS)	$(1,609)	$239	$—	$—	$(1,370)

EBITDA	$(511)	$652	$—	$—	$141

ADJUSTED EBITDA	$(201)	$652	$—	$—	$451

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,919)	$239	$(603)	$—	(2,283)
Loss from discontinued operations, net of tax	—	—	603	—	603
Income tax expense (benefit)	(25)	160	—	—	135
Interest expense (income)	(55)	246	—	—	191
Depreciation and amortization	1,488	7	—	—	1,495

EBITDA	$(511)	$652	$—	$—	$141
Stock-based compensation	310	—	—	—	310

ADJUSTED EBITDA	$(201)	$652	$—	$—	$451

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,919)	$239	$(603)	$—	$(2,283)
Loss from discontinued operations, net of tax	—	—	603	—	603
Stock-based compensation	310	—	—	—	310

NON-GAAP NET INCOME (LOSS)	$(1,609)	$239	$—	$—	$(1,370)

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of March 31, 2012

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$14,441	$3,724	$—	$18,165
Restricted cash	—	212	—	212
Accounts receivable, net	28,161	14,099	(271)	41,989
Inventories, net	—	29,977	—	29,977
Other receivables	—	10,187	—	10,187
Prepaid expenses and other current assets	2,964	1,467	—	4,431

Total current assets	45,566	59,666	(271)	104,961

PROPERTY AND EQUIPMENT, net	22,550	130	—	22,680
RECEIVABLE/INVESTMENT IN AFFILIATES	12,909	—	(12,909)	—
OTHER ASSETS	2,897	146	—	3,043

Total assets	83,922	59,942	(13,180)	130,684

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$9,596	$6,065	$—	$15,661
Trade accounts payable	9,784	33,962	(271)	43,475
Accrued expenses	22,206	7,001	—	29,207

Total current liabilities	41,586	47,028	(271)	88,343

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	4,353	35	—	4,388
PAYABLE TO AFFILIATES	—	22,595	(22,595)	—
OTHER LIABILITIES	10,549	—	—	10,549

Total liabilities	56,488	69,658	(22,866)	103,280

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	13	19	(19)	13
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	104,985	28,059	(28,059)	104,985
Retained earnings (accumulated deficit)	(79,153)	(41,045)	41,015	(79,183)
Accumulated other comprehensive income	1,674	2,251	(2,251)	1,674
Treasury stock	(85)	—	—	(85)

Total shareholders’ equity	27,434	(9,716)	9,686	27,404

Total liabilities and shareholders’ equity	$83,922	$59,942	$(13,180)	$130,684

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2011

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$12,818	$4,877	$—	$17,695
Restricted cash	138	689	—	827
Accounts receivable, net	35,881	17,133	(335)	52,679
Inventories, net	—	30,487	—	30,487
Other receivables	—	11,915	—	11,915
Prepaid expenses and other current assets	3,273	1,424	—	4,697

Total current assets	52,110	66,525	(335)	118,300

PROPERTY AND EQUIPMENT, net	14,884	61	—	14,945
RECEIVABLE/INVESTMENT IN AFFILIATES	13,130	—	(13,130)	—
OTHER ASSETS	2,973	154	—	3,127

Total assets	83,097	66,740	(13,465)	136,372

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$13,918	$10,021	$—	$23,939
Trade accounts payable	12,089	36,790	(335)	48,544
Accrued expenses	18,747	6,676	—	25,423

Total current liabilities	44,754	53,487	(335)	97,906

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,513	70	—	3,583
PAYABLE TO AFFILIATES	—	22,495	(22,495)	—
OTHER LIABILITIES	6,809	—	—	6,809

Total liabilities	55,076	76,052	(22,830)	108,298

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	13	19	(19)	13
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	104,645	28,059	(28,059)	104,645
Retained earnings (accumulated deficit)	(77,950)	(40,446)	40,498	(77,898)
Accumulated other comprehensive income	1,398	2,056	(2,055)	1,399
Treasury stock	(85)	—	—	(85)

Total shareholders’ equity	28,021	(9,312)	9,365	28,074

Total liabilities and shareholders’ equity	$83,097	$66,740	$(13,465)	$136,372

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